CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Investment Trust 06 (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:   September 5, 2006          /s/ George R. Aylward
        -------------------        ---------------------------------------------
                                   George R. Aylward, Executive Vice President
                                   (principal executive officer)

I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Investment Trust 06 (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:   September 5, 2006          /s/ W. Patrick Bradley
        -------------------        ---------------------------------------------
                                   W. Patrick  Bradley,  Chief
                                   Financial Officer and Treasurer
                                   (principal financial officer)